Exhibit 99.1

David Havlek

salesforce.com

Investor Relations

415-536-2171

dhavlek@salesforce.com

Bruce Francis

salesforce.com

Public Relations

415-536-6972

bfrancis@salesforce.com

Salesforce.com Announces Record Fiscal Second Quarter Results

Crossing the Threshold of Half-Million Subscribers

•	Record Revenue of $118M, up 64% year-over-year

•	Company Raises Full Year Fiscal 2007 Guidance

•	Net Paying Subscribers rise a record 57,000 to 501,000

•	Net Customers rise 2,100 to 24,800, up 47% year-over-year

•	GAAP EPS approximately break-even

•	Fully Diluted Non-GAAP EPS of $0.06

•	Operating cash rises to $30M, up 133% year-over-year

SAN FRANCISCO, Calif. – August 16, 2006 – Salesforce.com (NYSE: CRM), the market and technology leader in on-demand business services, today announced results for its fiscal second quarter ended July 31, 2006.

“As we soar past the half-million paying subscriber mark, we stand on the cusp of another remarkable achievement: a half-billion dollar annual run rate. These are historic milestones for salesforce.com and the industry that we are leading,” said Marc Benioff, chairman and CEO of salesforce.com. “Few software companies achieve this scale and momentum. As we head towards one million subscribers and one billion dollars in revenue, I want to thank our 24,800 customers, partners, and our 1,625 employees for creating this amazing community of success on the Business Web.”

Salesforce.com delivered the following results for the second quarter of fiscal year 2007:

Revenue: Total revenue was $118 million, an increase of 64% on a year-over-year basis and an increase of 13% on a quarter-to-quarter basis. Subscription and support revenues were $106.7 million, an increase of 63% on a year-over-year basis and an increase of 13% on a quarter-to-quarter basis. Professional services and other revenues were $11.5 million, an increase of 82% on a year-over-year basis and an increase of 13% on a quarter-to-quarter basis.

Earnings per Share: GAAP earnings per share were approximately break-even. Non-GAAP earnings per diluted share, excluding the effects of stock based compensation and amortization of purchased intangibles related to acquisitions, were $0.06. For the basis of non-GAAP EPS calculations, a diluted share count of 119 million shares was used.

Customers and Paying Subscribers: Net paying subscribers rose approximately 57,000 during Q2 to exit the quarter at approximately 501,000 total subscribers. This ending total represents an increase of 63% from Q2 of the prior year, and an increase of 13% from the prior quarter. Customers rose approximately 2,100 during the quarter and totaled approximately 24,800, an increase of 47% from Q2 of the prior year, and an increase of 9% from the prior quarter.

Cash: Cash from operations for the fiscal second quarter was approximately $30 million, an increase of 133% year-over-year.

Deferred Revenue: Deferred revenue on the balance sheet as of July 31, 2006 was $202.8 million, an increase of 73% on a year-over-year basis and 11% on a quarter-to-quarter basis.

Based on information as of August 16, 2006, salesforce.com is initiating guidance for its third quarter fiscal 2007 ending October 31, 2006, and updating guidance for its full fiscal year 2007 ending January 31, 2007.

Q3 FY07: Revenue for the company’s third fiscal quarter is projected to be in the range of approximately $126 million to approximately $128 million. Non-GAAP diluted EPS is expected to be in the range of approximately $0.04 to $0.05, and GAAP EPS is expected to be in the range of approximately breakeven to a loss of $0.02 for the third quarter. Non-GAAP EPS estimates exclude the effects of stock based compensation, which is now expected to be approximately $0.05 to $0.06 per share, and the amortization of purchased intangibles which are now expected to be a small fraction of $0.01 per share. Non-GAAP estimates further assume an estimated average of 121 million diluted shares outstanding and an estimated non-GAAP effective tax rate of 45%.

Full Year FY07: The company today is raising its revenue outlook for its fiscal year 2007, and now expects full year revenue of approximately $488 million to approximately $493 million. The company is also raising it’s earnings outlook for the full year, and now expects non-GAAP diluted EPS to be in the range of approximately $0.19 to $0.21, with GAAP EPS expected to be in the range of approximately breakeven to a loss of $0.04. Non-GAAP EPS estimates exclude the effects of stock based compensation, which is now expected to be approximately $0.20 to $0.22 per share, and the amortization of purchased intangibles which are now expected to be approximately $0.01 per share. Non-GAAP estimates further assume an estimated average of 121 million diluted shares outstanding and an estimated non-GAAP effective tax rate of 45%.

Quarterly Conference Call

Salesforce.com will host a conference call to discuss its second quarter fiscal 2007 results at 2:00 p.m. Pacific Daylight Time today. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations Web site at http://www.salesforce.com/investor. In addition, an archive of the webcast can be accessed through the same link. Participants who choose to call into the conference call can do so by dialing 866-901-SFDC or 866-901-7332. International participants may dial 706-758-3772. A replay will be available until midnight Eastern Daylight Time on September 1, 2006 and can be accessed by dialing, (800) 642-1687 or (706) 645-9291, passcode 3911289.

About salesforce.com

Salesforce.com is the market and technology leader in on-demand business services. The company’s Salesforce suite of on-demand applications enables customers to manage and share all of their sales, support, marketing and partner information on-demand. AppExchange, salesforce.com’s on-demand platform, allows customers and partners to build powerful new applications quickly and easily, customize and integrate the Salesforce suite to meet their unique business needs, and distribute and sell on-demand apps at www.appexchange.com. Customers can also take advantage of Successforce, salesforce.com’s world-class training, support, consulting and best practices offerings.

As of July 31, 2006, salesforce.com manages customer information for approximately 24,800 customers and approximately 501,000 paying subscribers including Advanced Micro Devices (AMD), America Online (AOL), Avis/Budget Rent A Car (Cendant Rental Car Group), Dow Jones Newswires, Nokia, Polycom and SunTrust. Any unreleased services or features referenced in this or other press releases or public statements are not currently available and may not be delivered on time or at all. Customers who purchase salesforce.com applications should make their purchase decisions based upon features that are currently available. Salesforce.com has headquarters in San Francisco, with offices in Europe and Asia, and trades on the New York Stock Exchange under the ticker symbol “CRM”. For more information please visit http://www.salesforce.com, or call 1-800-NO-SOFTWARE.

###

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements about expected revenue and GAAP and Non-GAAP earnings per share for the third fiscal quarter of 2007, the full fiscal year 2007, and our revenue run rate and future subscriber goals, the achievement of which involve risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include - but are not limited to - risks associated with possible fluctuations in our operating results, rate of growth and anticipated revenue run rate, errors, interruptions or delays in our service or our Web hosting, our new business model, our history of operating losses, the possibility that we will not remain profitable, breach of our security measures, the emerging market in which we operate, our relatively limited operating history, our ability to hire, retain and motivate our employees and manage our growth, competition, our ability to continue to release and gain customer acceptance of new and improved versions of our service, customer and partner acceptance of the AppExchange, successful customer deployment and utilization of our services, unanticipated changes in our effective tax rate, fluctuations in the number of shares outstanding, the price of such shares, foreign currency exchange rates and interest rates.

Further information on these and other factors that could affect our financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time, including Form 10-Q for the quarter ended April 30, 2006, and our Form 10-K for the fiscal year ended January 31, 2006. These documents are available on the SEC Filings section of the Investor Information section of our website at www.salesforce.com/investor.

Salesforce.com, inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Salesforce.com is a registered trademark of, and The Business Web, AppExchange and Successforce are trademarks of, salesforce.com, Inc., San Francisco, California. Other names used may be trademarks of their respective owners.

salesforce.com, inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

      (Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Revenues:
Subscription and support	$106,663	$65,638	201,156	$123,828
Professional services and other	11,474	6,305	21,667	12,292

Total revenues	118,137	71,943	222,823	136,120
Cost of revenues (1):
Subscription and support	15,775	8,013	28,550	13,349
Professional services and other	13,356	8,224	25,141	14,853

Total cost of revenues	29,131	16,237	53,691	28,202
Gross profit	89,006	55,706	169,132	107,918
Operating expenses (1):
Research and development	11,008	5,470	19,833	9,772
Marketing and sales	59,811	34,688	111,827	69,190
General and administrative	19,466	11,355	38,871	20,778
Lease recovery	0	0	0	(285)

Total operating expenses	90,285	51,513	170,531	99,455
Income (loss) from operations	(1,279)	4,193	(1,399)	8,463
Interest, net	3,170	1,693	6,149	3,134
Other income (expense)	137	666	(462)	710

Income before provision for income taxes and minority interest	2,028	6,552	4,288	12,307
Provision for income taxes	(1,713)	(1,310)	(3,718)	(2,461)

Income before minority interest	315	5,242	570	9,846
Minority interest in consolidated joint venture	(460)	(202)	(944)	(426)

Net income (loss)	($145)	$5,040	($374)	$9,420

Basic net income (loss) per share	$0.00	$0.05	$0.00	$0.09
Diluted net income (loss) per share	$0.00	$0.04	$0.00	$0.08
Shares used in computing basic net income (loss) per share	111,838	106,614	111,397	105,918
Shares used in computing diluted net income (loss) per share	111,838	117,974	111,397	117,181
——————
(1) Amounts include stock-based expenses, as follows:

Cost of revenues	$1,442	$160	$2,596	$310
Research and development	1,286	91	2,006	179
Marketing and sales	4,718	365	8,200	727
General and administrative	2,747	322	4,997	578

Total stock-based expenses	$10,193	$938	$17,799	$1,794

salesforce.com, inc.

Condensed Consolidated Statements of Operations

            As a percentage of total revenues:

            (Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Revenues:
Subscription and support	90%	91%	90%	91%
Professional services and other	10	9	10	9

Total revenues	100	100	100	100
Cost of revenues:
Subscription and support	13	11	13	10
Professional services and other	12	12	11	11

Total cost of revenues	25	23	24	21
Gross profit	75	77	76	79
Operating expenses:
Research and development	9	7	9	7
Marketing and sales	51	48	50	51
General and administrative	16	16	18	15
Lease recovery	0	0	0	0

Total operating expenses	76	71	77	73
Income (loss) from operations	(1)	6	(1)	6
Interest, net	3	2	3	2
Other income (expense)	0	1	0	1

Income before provision for income taxes and minority interest	2	9	2	9
Provision for income taxes	(2)	(2)	(2)	(2)

Income before minority interest	0	7	0	7
Minority interest in consolidated joint venture	0	0	0	0

Net income (loss)	0%	7%	0%	7%

——————
Stock-based expenses as a percentage of total revenues, as follows:
Cost of revenues	1%	0%	1%	0%
Research and development	1	0	1	0
Marketing and sales	4	1	4	1
General and administrative	3	0	2	0

Total stock-based expenses	9%	1%	8%	1%

salesforce.com, inc.

Condensed Consolidated Balance Sheets

(in thousands)

	July 31, 2006	January 31, 2006
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$149,992	$99,842
Short-term marketable securities	116,697	107,723
Accounts receivable, net	75,704	76,128
Deferred commissions	13,870	13,186
Prepaid expenses and other current assets	13,401	6,338

Total current assets	369,664	303,217
Marketable securities, noncurrent	67,418	89,227
Fixed assets, net	24,842	24,216
Deferred commissions, noncurrent	4,627	3,889
Deferred income taxes, noncurrent	17,512	10,416
Goodwill	7,239	0
Other assets	10,049	3,784

Total assets	$501,351	$434,749

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,026	$10,212
Accrued expenses and other current liabilities	49,250	48,782
Income taxes payable	3,736	2,650
Deferred income taxes	4,393	3,191
Deferred revenue	202,836	169,175
Current portion of capital lease obligations	475	615

Total current liabilities	266,716	234,625
Capital lease obligations, net of current portion	20	184
Long-term lease abandonment liability and other	1,138	1,155
Minority interest	3,358	2,414

Total liabilities	271,232	238,378
Stockholders’ equity:
Common stock	112	111
Additional paid-in capital	268,855	237,010
Deferred stock-based compensation	0	(2,531)
Accumulated other comprehensive loss	(2,360)	(2,105)
Accumulated deficit	(36,488)	(36,114)

Total stockholders’ equity	230,119	196,371

Total liabilities and stockholders’ equity	$501,351	$434,749

salesforce.com, inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

      (Unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Operating activities:
Net income (loss)	($145)	$5,040	($374)	$9,420
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Minority interest	460	202	944	426
Depreciation and amortization	2,562	1,468	4,798	2,589
Amortization of deferred commissions	5,651	3,326	10,778	6,728
Amortization of purchased intangibles	541	0	630	0
Lease recovery	0	0	0	(285)
Expenses related to stock-based awards	10,193	938	17,799	1,794
Tax benefits from employee stock plans	(3,328)	1,918	(5,928)	1,918
Changes in assets and liabilities	14,088	1,180	13,791	9,392

Net cash provided by operating activities	30,022	14,072	42,438	31,982

Investing activities:
Business combination, net	0	0	(15,502)	0
Restricted cash	0	(22)	0	(116)
Changes in marketable securities	(14,151)	(31,518)	13,057	(38,033)
Capital expenditures	(2,818)	(3,372)	(5,413)	(12,529)

Net cash used in investing activities	(16,969)	(34,912)	(7,858)	(50,678)

Financing activities:
Proceeds from the exercise of stock options and warrants	5,388	5,290	10,891	7,442
Tax benefits from employee stock plans	3,328	0	5,928	0
Collection of notes receivables	0	0	0	727
Principal payments on capital lease obligations	(153)	(171)	(304)	(311)
Repurchase of unvested shares	(10)	(24)	(10)	(28)

Net cash provided by financing activities	8,553	5,095	16,505	7,830

Effect of exchange rate changes	(187)	281	(935)	275

Net increase (decrease) in cash and cash equivalents	21,419	(15,464)	50,150	(10,591)
Cash and cash equivalents, beginning of period	128,573	40,604	99,842	35,731

Cash and cash equivalents, end of period	$149,992	$25,140	$149,992	25,140

salesforce.com, inc.

Additional Metrics

      (Unaudited)

	July 31, 2006	April 30, 2006	January 31, 2006	October 31, 2005	July 31, 2005	April 30, 2005
Customer and subscriber data:
Approximate number of customers	24,800	22,700	20,500	18,700	16,900	15,500
Approximate number of paying subscriptions (1)	501,000	444,000	399,000	351,000	308,000	267,000
Full Time Equivalent Headcount	1,625	1,480	1,304	1,116	1,059	876
Financial data (in thousands):
Cash, cash equivalents and marketable securities	$334,107	$298,313	$296,792	$256,853	$232,710	$217,004
Deferred revenue	$202,836	$182,036	$169,175	$127,110	$117,311	$104,645

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Revenues by geography (in thousands):
Americas	$92,553	$57,689	$175,578	$108,601
Europe	17,624	10,038	32,574	19,421
Asia Pacific	7,960	4,216	14,671	8,098

	$118,137	$71,943	$222,823	$136,120

As a percentage of total revenues:
Revenues by geography:
Americas	78%	80%	79%	80%
Europe	15	14	15	14
Asia Pacific	7	6	6	6

	100%	100%	100%	100%

(1)	Paying subscriptions are defined as unique user accounts, purchased by customers for use by their employees and other customer-authorized users that have not been suspended for non-payment and for which we are recognizing subscription revenue.

salesforce.com, inc.

GAAP / Non-GAAP Reconciliation

(in thousands, except per share data)

      (Unaudited)

	Three Months Ended July 31, 2006			Three Months Ended July 31, 2005
	GAAP Reported	Adjustments	Non-GAAP Results	GAAP Reported	Adjustments	Non-GAAP Results
Revenues	$118,137		$118,137	$71,943		$71,943
Cost of revenues (1) (2)	29,131	(1,925)	27,206	16,237	(160)	16,077

Gross profit	89,006	1,925	90,931	55,706	160	55,866
Operating expenses (1):
Research and development	11,008	(1,286)	9,722	5,470	(91)	5,379
Marketing and sales (2)	59,811	(4,776)	55,035	34,688	(365)	34,323
General and administrative	19,466	(2,747)	16,719	11,355	(322)	11,033
Lease recovery (3)	0	0	0	0		0

Total operating expenses	90,285	(8,809)	81,476	51,513	(778)	50,735
Income (loss) from operations	(1,279)	10,734	9,455	4,193	938	5,131
Interest, net	3,170	0	3,170	1,693		1,693
Other income (expense)	137	0	137	666		666

Income before provision for income taxes and minority interest	2,028	10,734	12,762	6,552	938	7,490
Provision for income taxes (4)	(1,713)	(4,030)	(5,743)	(1,310)	(188)	(1,498)

Income before minority interest	315	6,704	7,019	5,242	750	5,992
Minority interest in consolidated joint venture	(460)	0	(460)	(202)		(202)

Net income (loss)	($145)	$6,704	$6,559	$5,040	$750	$5,790

Basic net income (loss) per share	$0.00	$0.06	$0.06	$0.05	$0.01	$0.06
Diluted net income (loss) per share	$0.00	$0.06	$0.06	$0.04	$0.01	$0.05
Shares used in computing basic net income (loss) per share	111,838	111,838	111,838	106,614	106,614	105,221
Shares used in computing diluted net income (loss) per share	111,838	118,825	118,825	117,974	117,974	116,367

To supplement our consolidated financial statements presented on a GAAP basis, salesforce.com uses non-GAAP measures of net income and earnings per share, which are adjusted to exclude certain costs, such as stock-based expenses and the effect of business combination entries related to acquisitions, and income that we believe are appropriate to enhance the overall understanding and comparison with our past financial performance and trends and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of salesforce.com’s underlying operational results and trends and our performance.

salesforce.com, inc.

GAAP / Non-GAAP Reconciliation

(in thousands, except per share data)

      (Unaudited)

	Six Months Ended July 31, 2006			Six Months Ended July 31, 2005
	GAAP Reported	Adjustments	Non-GAAP Results	GAAP Reported	Adjustments	Non-GAAP Results
Revenues	$222,823		$222,823	$136,120		$136,120
Cost of revenues (1) (2)	53,691	(3,158)	50,533	28,202	(310)	27,892

Gross profit	169,132	3,158	172,290	107,918	310	108,228
Operating expenses (1):
Research and development	19,833	(2,006)	17,827	9,772	(179)	9,593
Marketing and sales (2)	111,827	(8,268)	103,559	69,190	(727)	68,463
General and administrative	38,871	(4,997)	33,874	20,778	(578)	20,200
Lease recovery (3)	0		0	(285)	285	0

Total operating expenses	170,531	(15,271)	155,260	99,455	(1,199)	98,256
Income (loss) from operations	(1,399)	18,429	17,030	8,463	1,509	9,972
Interest, net	6,149		6,149	3,134		3,134
Other income (expense)	(462)		(462)	710		710

Income before provision for income taxes and minority interest	4,288	18,429	22,717	12,307	1,509	13,816
Provision for income taxes (4)	(3,718)	(6,505)	(10,223)	(2,461)	(302)	(2,763)

Income before minority interest	570	11,924	12,494	9,846	1,207	11,053
Minority interest in consolidated joint venture	(944)		(944)	(426)		(426)

Net income (loss)	($374)	$11,924	$11,550	$9,420	$1,207	$10,627

Basic net income (loss) per share	$0.00	$0.11	$0.10	$0.09	$0.01	$0.10
Diluted net income (loss) per share	$0.00	$0.10	$0.10	$0.08	$0.01	$0.09
Shares used in computing basic net income (loss) per share	111,397	111,397	111,397	105,918	105,918	105,918
Shares used in computing diluted net income (loss) per share	111,397	119,386	119,386	117,181	117,181	117,181

To supplement our consolidated financial statements presented on a GAAP basis, salesforce.com uses non-GAAP measures of net income and earnings per share, which are adjusted to exclude certain costs, such as stock-based expenses and the effect of business combination entries related to acquisitions, and income that we believe are appropriate to enhance the overall understanding and comparison with our past financial performance and trends and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of salesforce.com's underlying operational results and trends and our performance.

The presentation of non-GAAP financial results is not meant to be considered in isolation or as a substitute for net income or earnings per share prepared in accordance with generally accepted accounting principles in the United States. Investors should be aware that non-GAAP financial measures have inherent limitations and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Explanation of adjustments

(1)	The non-GAAP adjustments include stock-based expenses, as follows:

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Cost of revenues	$1,442	$160	$2,596	$310
Research and development	1,286	91	2,006	179
Marketing and sales	4,718	365	8,200	727
General and administrative	2,747	322	4,997	578

Total stock-based expenses	$10,193	$938	$17,799	$1,794

(2) Acquisition charges include the amortization of purchased intangible assets.

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005
Cost of revenues	$483	$0	$562	$0
Marketing and sales	58	0	68	0

Total amortization of purchased intangible assets	$541	$0	$630	$0

(3)	The lease recovery relates to the reduction in accruals associated with the San Francisco, California office space that we abandoned in December 2001. We believe this income amount to be outside of our core results and thus appropriate to exclude from our financial results.

(4)	The tax impact of the non-GAAP adjustments described above.